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                                                            Medicore, Inc.

October 20, 1997


Mr. Brett D. Anderson
100 S.E. 2nd Street, Suite 3920
Miami, Florida  33131

RE:  Unit 4, 75 West Commerce Center
     2647 West 81st St., Hialeah, Florida  33016

Dear Mr. Anderson:

Pursuant to the terms and conditions of our lease of November 17, 1992, on 2647 West 81st St., Hialeah, Florida 33016, we are exercising our option to renew the lease, for which the initial lease term ends December 11, 1997, for an additional 5 years.

Please acknowledge receipt of this correspondence by signing the enclosed copy and returning to me in the enclosed self-addressed, stamped envelope.

If you have any questions regarding our renewal or need any additional in-formation, please feel free to contact either Ms. Bonnie Kaplan who is in charge of our Medical Supply Division located at the leased property or myself at (305) 558-4000.

Yours very truly,

/s/ Daniel R. Ouzts

Daniel R. Ouzts
Vice President/Finance

Receipt is hereby acknowledged:

/s/ Brett D. Anderson           10/27/97
-------------------------       --------
Brett D. Anderson                Date

cc:  Bonnie Kaplan, Medicore, Inc.
     Lawrence E. Jaffe, c/o Medicore, Inc.
     James Sullivan, Sullivan Realty, Inc. (via fax to (305)557-8585)

     Certified Mail-Receipt P 263 348 480

     2337 WEST 76th STREET, HIALEAH, FLORIDA  33016 . (305) 558-4000